CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Annual Report of TS Electronics, Inc. (formerly named Softstone Inc.) (the "Company") on Amendment No. 1 to Form 10-KSB for the fiscal year ended June 30, 2003 (the "Report"), I, Keith Boyd, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/  Keith  Boyd
Dated:  November  25,  2003             ----------------------------------------
                                        Keith  Boyd
                                        Chief  Financial  Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure document.




                                                                    Exhibit 32.1
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